                                                                   Exhibit 10.37

                           POLAR MOLECULAR CORPORATION
                               PURCHASE AGREEMENT

                                October 25, 2001

Polar Molecular Corporation
4600 S. Ulster St., Suite 700
Denver, Colorado 80237
Fax:  (303) 804-3825

Gentlemen and Ladies:

     1. Purchase. This Purchase Agreement (this "Agreement") is entered into by the undersigned ("Purchaser"), and Purchaser hereby purchases from Polar Molecular Corporation, a Delaware corporation (the "Company"), for a total purchase price of $600,000 (the "Purchase Price") the following: (a) a Promissory Note in the principal amount of $600,000 substantially in the form attached as Exhibit A (the "Note") and (b) 555,556 shares (which number of shares reflects the effectiveness of the Company's reverse stock split) of common stock (the "Stock"), par value $0.0001 per share, of the Company (the "Common Stock"). Upon execution of this Agreement, Purchaser has delivered the full amount of the Purchase Price, and the Company has executed and delivered the Note and issued the Stock.

     2. Representations and Warranties of Purchaser. Purchaser hereby represents, warrants, and agrees:

          (a) Unregistered Securities. Neither the Note, nor the Stock (collectively, the "Securities") is registered under the Securities Act of 1933 (the "Securities Act") or any state securities laws. The offering and sale of the Securities is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) and/or Section 4(6) of the Securities Act and the provisions of Regulation D promulgated thereunder, based in part upon the representations, warranties, and agreements contained herein. Neither the Securities and Exchange Commission nor any state securities commission has approved the Securities or passed upon or endorsed the merits of the investment or reviewed or confirmed the accuracy or determined the adequacy of any information furnished to Purchaser by the Company.

          (b) Access to Information. All documents, records, and books of the Company pertaining to the investment in the Securities have been made available for inspection by Purchaser. Purchaser has had a reasonable opportunity to obtain any additional information, review any additional documents, and meet with representatives of the Company or have them answer any questions and provide additional information regarding this investment and the finances, operations, business, and prospects of the Company deemed relevant by Purchaser. All such questions have been answered and requested information provided to Purchaser's full satisfaction.

          (c) Suitability; Accredited Investor. Purchaser has such knowledge and experience in financial, tax, and business matters to evaluate the merits and risks of an investment in the Securities and to make an informed investment decision with respect thereto. Purchaser is aware that an investment in the Securities involves very significant risks and acknowledges that the Company is in the development stage and has substantial immediate needs for additional financing in order to continue in the development stage. Purchaser meets the requirements of at least one of the suitability standards for an "accredited investor" as defined under Rule 501(a) of the Securities Act. Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur; and this investment is a suitable one for Purchaser.

          (d) Investment Intent; Restrictive Legend. Purchaser is acquiring the Securities solely for Purchaser's own account for investment and not with a view to resale or distribution. Purchaser must bear the economic risk of the investment indefinitely because none of the Securities may be sold, hypothecated, or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from registration is available. Legends will be placed on the Note and certificates representing the Stock to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books; stop transfer instructions will be placed with any transfer agent.

     3. Representations and Warranties of Company. The Company represents, warrants, and agrees:

          (a) Due Incorporation and Authorization. The Company is duly incorporated, validly existing, and in good standing under the laws of the State of Delaware. As of the date of the closing of the transactions contemplated hereby, the Company shall have duly authorized the issuance and sale of the Securities in accordance with the terms of this Purchase Agreement by all requisite corporate action.

          (b) Issuance of Securities. The shares of Stock, when issued, will represent validly authorized, duly issued, fully paid, and nonassessable shares of Common Stock of the Company. The issuance of the Securities will not conflict with the certificate of incorporation, as amended, or the bylaws of the Company or any material contract to which the Company is a party. The Company has complied in all material respects with all laws applicable to the issuance of the Securities.

          (c) Liens and Security Interests. The Company is the owner of the "Collateral" (as such term is defined in that certain Security Agreement between the Company and the Borrower dated as of the date hereof and to become effective in accordance with the terms thereof (the "Note Security Agreement")) free and clear of any lien, security interest, or other charge or encumbrance except for the lien and security interest created by that certain Security Agreement between the Company and certain other parties (the "Existing Security Agreement") dated January 30, 2001. Purchaser acknowledges and accepts that under that certain Security Agreement between the Company and Lockhart Holdings,
Inc. (the "Lockhart Security Agreement") dated October   , 2001 the Company will
                                                       --
grant a lien and security interest in the

Collateral to Lockhart Holdings, Inc. ("Lockhart") which will be junior to the lien and security interest granted to Purchaser pursuant to the Note Security Agreement and which will also become effective upon the redemption of the Company's Series B Preferred Stock.

          (d) Available Funds. As of the date of the closing of the transactions contemplated hereby, the Company shall have sufficient funds (including the proceeds to be delivered to the Company by Purchaser pursuant to the terms of this Agreement) to redeem all of the outstanding shares of the Company's Series B Preferred Stock.

     4. Use of Proceeds. The Company agrees to use all of the proceeds from the sale of the Securities for the exclusive purpose of redeeming the Company's outstanding Series B Preferred Stock in order to obtain the release of the liens granted pursuant to the Existing Security Agreement. Without the prior written consent of Purchaser, the Company shall not use the proceeds from the sale of the Securities for any other purpose.

     5. Registration Rights. The Company hereby agrees to grant Purchaser registration rights pursuant to the terms of the Investor's Rights Agreement, a form of which is attached hereto as Exhibit B.

     6. Covenants of Purchaser.

          (a) Subordination. Upon the request of the Company, Purchaser hereby agrees to subordinate, on usual and customary terms, the repayment of indebtedness evidenced by the Note with respect to equipment loans or leases (not to exceed $50,000 per each such loan or lease) incurred in the ordinary course of business from financial institutions, if the Company is requested by such financial institutions to obtain such agreement of subordination.

          (b) Restrictions on Transfer of Securities. Purchaser shall not sell, assign, transfer, give, pledge, hypothecate, encumber or otherwise dispose of the Securities without the prior written consent of the Company, which consent shall not be unreasonably withheld.

          (c) Lock-Up. In connection with an initial public offering of the Company's securities, Purchaser agrees that, without the prior written consent of the Company, Purchaser shall not offer, sell, contract to sell, or otherwise dispose of any shares of Stock or Conversion Shares for and during the period beginning on the date that the Company executes an underwriting agreement with respect to such public offering and continuing to and including 180 days thereafter, for sales of securities under Rule 144 under the Securities Act, and two years in the case of all sales and dispositions, after the effective date of the registration statement under the Securities Act for such offering.

     7. Covenant of the Company. The Company and Purchaser shall execute the Note Security Agreement in substantially the form attached hereto as Exhibit C concurrent with the execution of this Agreement and the Note.

     8. Conditions to Closing.

          (a) As a condition to the closing of the transactions contemplated hereby, the Company shall deliver each of the following:

               (i) an officer's certificate of the Company attesting to the authenticity of the articles of incorporation and bylaws of the Company;

               (ii) the duly executed Note in substantially the form attached hereto as Exhibit A;

               (iii) the duly executed Investor's Rights Agreement in substantially the form attached hereto as Exhibit B;

               (iv) the duly executed Note Security Agreement in substantially the form attached hereto as Exhibit C;

               (v) a duly executed stock certificate of the Company representing the transfer of the Stock to Purchaser;

               (vi) an executed UCC-1 financing statement with a description of the Collateral to be filed by Purchaser with the Delaware Secretary of State;

               (vii) duly executed assignments, sufficient in form to secure and to register Purchaser's security interest in the Collateral with the appropriate patent and trademark offices;

               (viii) the duly executed Reaffirmation of Invention Assignment and Confidentiality Agreement of each of Mark Nelson, Alan Smith and Chandra Prakash;

               (ix) an Affirmation of Assignment of Patent Rights and Security Agreement duly executed by each of Otis Nelson, Mark Nelson and A. Richard Nelson; and

               (x) copies of all releases obtained from the holders of the Company's Series B Preferred Stock.

          (b) Upon delivery of each of the documents listed above, or the waiver of such delivery by Purchaser, Purchaser shall deliver the Purchase Price to the Company in immediately-available funds.

          (c) As soon as practicable, the Company shall deliver to Purchaser copies of recorded UCC-3 termination statements reflecting the termination of the security interest of the holders of the Company's Series B Preferred Stock in the Collateral.

     9. Modification. This Agreement shall not be modified or waived except in a writing signed by both parties.

     10. Notices. Any notice or other communication hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, transmitted by facsimile, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or facsimile number, or (b) if to Purchaser, at the address or facsimile number set forth on the signature page hereof (or, in either case, to such other address or facsimile number as the party shall have furnished in writing in accordance with the provisions of this Section 10). Each such notice or other communication shall for all purposes of this Agreement be treated as effective or as having been given when (x) delivered if delivered personally, (y) if transmitted by facsimile, upon conclusion of the transmission, or (z) if sent by certified mail, at the time of certification thereof.

     11. Assignability. This Agreement and the rights, interests and obligations hereunder are not transferable or assignable by Purchaser, without the prior written consent of the Company.

     12. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Colorado without regard to its conflicts of laws principles. Purchaser hereby irrevocably submits to the jurisdiction of any State of Colorado or United States court sitting in the City and County of Denver over any action or proceeding arising out of or relating to this Agreement or any agreement contemplated hereby, and all claims in respect of such action or proceeding may be heard and determined in such court. Purchaser further waives any objection to venue in the State of Colorado and any objection to any action or proceeding in such State on the basis of an inconvenient forum. EACH OF PURCHASER AND THE COMPANY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

     13. Confidentiality. Purchaser agrees that any information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. Purchaser shall not divulge, communicate, or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person, or misuse in any way any confidential information of the Company, including without limitation any technical, trade, or business secrets of the Company and any technical, trade, or business materials that are treated by the Company as confidential or proprietary, including without limitation ideas, discoveries, inventions, developments, know-how and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

     14. Miscellaneous.

          (a) Entire Agreement. This Agreement constitutes the entire agreement between Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof.

          (b) Survival. Purchaser's and the Company's representations and warranties made in this Agreement shall survive the execution and delivery hereof and of the Note and the Stock.

          (c) Fees and Expenses. The Company hereby agrees to reimburse Purchaser for all of Purchaser's out-of-pocket costs incurred as reasonable fees and expenses (including the fees of any attorneys, accountants, appraisers, or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, whether or not the transactions contemplated hereby are consummated, which reimbursement shall be made no later than 120 days following the execution of this Agreement or the termination of negotiations in connection herewith; provided that the Company shall not reimburse Purchaser for any such fees and expenses in excess of $15,000.

          (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

          (e) Severability. Each provision of this Agreement shall be considered separate. If for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining portions of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]

     The undersigned have executed this Agreement to be effective as of the date first set forth above.

PURCHASER:


AFFILIATED INVESTMENTS, L.L.C.
Address:
           -------------------------------------

           -------------------------------------
Fax:  (  )
           -------------------------------------


By: /s/ Bruce Becker
    --------------------------------------------
   Its: President


ACCEPTED AND AGREED October 25, 2001.

COMPANY:

POLAR MOLECULAR CORPORATION


By: /s/ Mark L. Nelson
    --------------------------------------------
        Mark L. Nelson, President and
        Chief Executive Officer